UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Advisory Board Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 31, 2017

THE ADVISORY BOARD COMPANY	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 13, 2017
Date: May 31, 2017 Time: 10:00 AM EDT
Location: The Advisory Board Company
2445 M Street, N.W.,
Washington, DC 20037

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.		Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.       Election of Directors

          Nominees

1A     Sanju K. Bansal

1B     David L. Felsenthal

1C     Peter J. Grua

1D     Nancy Killefer

1E      Kelt Kindick

1F      Robert W. Musslewhite

1G      Mark R. Neaman

1H      Leon D. Shapiro

1I       LeAnne M. Zumwalt

The Board of Directors recommends you vote FOR the following proposal(s):

2        Ratification of the selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

3        Approval of 2009 incentive plan amendment as described in the accompanying Proxy Statement.

4        Approval, by an advisory vote, of The Advisory Board Company’s named executive officer compensation as described in the accompanying Proxy Statement.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

5        Advisory vote on whether The Advisory Board Company should hold an advisory vote by stockholders to approve the company’s named executive officer compensation every 1, 2 or 3 years.

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Voting items Continued	Reserved for Broadridge Internal Control Information

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The True Record Date is April 14, 2017. Due to this day being a NYSE holiday, the Record Date appears as April 13, 2017.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
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